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                                                                      Exhibit 10


                          [KPMG Peat Marwick Letterhead]


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Minnesota Mutual Life Insurance Company:


We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.



                                   /s/ KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 24, 1998